Supplement to the
Strategic Advisers® International II Fund
April 29, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® International II Fund, shareholders approved new sub-advisory agreements with FIAM LLC, FIL Investment Advisors (FIA), and Geode Capital Management, LLC on behalf of the fund. Shareholders also approved a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK) on behalf of the fund.

The following information replaces the similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC (FIAM), FIL Investment Advisors (FIA), and Geode Capital Management, LLC (Geode) have been retained to serve as sub-advisers for the fund. Other investment advisers have been retained to serve as sub-subadvisers for the fund. FIA and Geode have not currently been allocated a portion of the fund's assets to manage.

SIL-SUM-16-01 1.9879796.100	November 3, 2016